UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)
(248) 371-5000

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Restrictive Covenants and General Release Agreement by and between John D. Lewis and Comerica Incorporated dated March 13, 2006
Press Release dated March 15, 2006

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 15, 2006, Comerica Incorporated (“Comerica”) issued a press release announcing that John D. Lewis will retire effective June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
In addition to the retirement and other benefits that Mr. Lewis will be eligible to receive pursuant to the terms of Comerica’s plans generally, Comerica and Mr. Lewis entered into a restrictive covenants and general release agreement (the “Agreement”) on March 13, 2006 that, subject to the satisfaction of certain conditions, will provide him with the benefits described herein. The Agreement provides that until June 30, 2006, Mr. Lewis will generally continue to be paid and be eligible to participate in the benefit plans and programs of Comerica on the same basis as applies to him today. Under the terms of the Agreement, subject to the execution by Mr. Lewis of a general release of claims in favor of Comerica and its affiliates and his agreement to be bound by certain restrictive covenants (including two year non-competition and non-solicitation restrictions that will prohibit him from engaging in any business in competition with the businesses conducted by Comerica in Michigan, California, Texas, Arizona and Florida and from soliciting the customers and employees of Comerica), he will be entitled to receive a lump sum payment of $1,057,800 on December 31, 2006. In addition, pursuant to the Agreement, Comerica will recommend to the Compensation Committee of its Board of Directors that it accelerate the vesting of Mr. Lewis’ restricted Comerica stock as of June 30, 2006.
This summary of the Agreement is qualified in its entirety by the terms of the Agreement, a copy of which is being filed herewith as Exhibit 10.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
10.1	Restrictive Covenants and General Release Agreement by and between John D. Lewis and Comerica Incorporated dated March 13, 2006.

99.1	Press release dated March 15, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance,
Regulatory Relations and Legal Affairs,
March 15, 2006		and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restrictive Covenants and General Release Agreement by and between John D. Lewis and Comerica Incorporated dated March 13, 2006.

99.1	Press Release dated March 15, 2006.